J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

(Class R2 Shares)

(a series of JPMorgan Trust II)

Supplement dated September 8, 2016

to the Prospectus and Summary Prospectus

dated July 1, 2016, as supplemented

Class R2 Shares Expense Cap Changes

Effective July 1, 2017, upon expiration of the JPMorgan Government Bond Fund’s (the “Fund’s) existing Expense Limitation Agreement (the “Effective Date”), the expense cap for the Class R2 Shares of the JPMorgan Government Bond Fund will be increased from 1.00% to 1.10%. On the Effective Date, the Fund’s adviser and/or its affiliates will contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described in the Fund’s prospectus, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.10% of the average daily net assets of Class R2 Shares of the Fund (“New Class R2 Expense Cap”). The New Class R2 Expense Cap will remain in effect through 6/30/18, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-GB-916